                                                                 Exhibit 10.5(C)

                                                                 ---------------
                                                                 EXECUTION COPY
                                                                 ---------------

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     Assignment, Assumption and Recognition Agreement (the "Agreement"), dated May 31, 2007, is among Bank of America, National Association, a national banking association ("Assignor"), Banc of America Funding Corporation, a Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, not in its individual capacity, but solely as trustee of the Banc of America Funding 2007-4 Trust ("Assignee"), Wells Fargo Bank, N.A., a national banking association ("Wells Fargo Bank"), as servicer, and acknowledged by Wells Fargo Bank, N.A. as master servicer of the Banc of America Funding 2007-4 Trust.

     WHEREAS, pursuant to (i) that certain Master Mortgage Loan Purchase Agreement, dated as of January 1, 2003, as amended by that certain Amendment No. 1 to the Master Mortgage Loan Purchase Agreement, dated as of October 1, 2003, and by that certain Amendment No. 2 to the Master Mortgage Loan Purchase Agreement, dated as of May 10, 2004, (ii) that certain Master Seller's Warranties and Servicing Agreement, dated as of January 1, 2003, as amended by that certain Amendment No. 1 to the Master Seller's Warranties and Servicing Agreement, dated as of April 1, 2003, that certain Amendment No. 2 to the Master Seller's Warranties and Servicing Agreement, dated as of May 1, 2003, that certain Amendment No. 3 to the Master Seller's Warranties and Servicing Agreement, dated as of July 1, 2003, that certain Amendment No. 4 to the Master Seller's Warranties and Servicing Agreement, dated as of October 1, 2003, that certain Amendment No. 5 to the Master Seller's Warranties and Servicing
Agreement, dated as of May 10, 2004, (iii) that certain Assignment and Conveyance Agreement, dated April 28, 2004, (iv) that certain Assignment and
Conveyance Agreement, dated May 24, 2006, (v) that certain Assignment and Conveyance Agreement, dated December 20, 2006, (vi) that certain Assignment and Conveyance Agreement, dated January 19, 2007 and (vii) that certain Assignment and Conveyance Agreement, dated April 26, 2007 (collectively, the "Purchase Agreements"), each by and between the Assignor and Wells Fargo Bank, each of which is attached in Appendix I hereto, the Assignor purchased the Mortgage Loans (as defined herein) from Wells Fargo Bank and Wells Fargo Bank currently services the Mortgage Loans;

     WHEREAS, Wells Fargo Bank has agreed to service the Mortgage Loans pursuant to that certain Second Amended and Restated Master Seller's Warranties and Servicing Agreement, dated as of May 1, 2006 (the "Servicing Agreement"), which is attached in Appendix II hereto, by and between the Assignor and Wells Fargo Bank, as modified by Section 6 of this Agreement,

     WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

     WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

     WHEREAS, on the date hereof, Wells Fargo Bank, N.A., as a master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator"), is entering into a Pooling and Servicing Agreement, dated the date hereof (the "Pooling Agreement"), among BAFC, the Master Servicer, the Securities Administrator and the Assignee, pursuant to which the Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans.

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under the Purchase Agreements, the Servicing Agreement and the mortgage loans delivered under the Purchase Agreements by Wells Fargo Bank to the Assignor and listed on Exhibit A attached hereto (the "Mortgage Loans").

     The Assignor specifically reserves and does not assign to BAFC or the Assignee any right, title and interest in, to or under any mortgage loan subject to the Purchase Agreements or the Servicing Agreement other than the Mortgage Loans.

     Notwithstanding any provision in this Agreement to the contrary, it is understood that Wells Fargo Bank is not released from liability to the Assignor for any breaches of any representations, warranties or covenants made by Wells Fargo Bank in the Purchase Agreements prior to the date hereof regardless of when such breaches are discovered or made known.

     2. The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

          a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

          b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Wells Fargo Bank with respect to the Purchase Agreements, the Servicing Agreement or the Mortgage Loans;

          c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase Agreements, the Servicing Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Purchase Agreements or the Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Purchase Agreements, the Servicing Agreement or the Mortgage Loans; and

          d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "33 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto.

     3. From and after the date hereof, Wells Fargo Bank shall note the transfer of the Mortgage Loans to the Assignee in its books and records and shall recognize the Assignee as the owner of the Mortgage Loans. Notwithstanding anything to the contrary contained in the Purchase Agreements, Wells Fargo Bank shall service the Mortgage Loans pursuant to the Servicing Agreement for the benefit of the Assignee.

     4. Wells Fargo Bank hereby represents and warrants to each of the other parties hereto (i) that the representations and warranties of Wells Fargo Bank in Section 3.01 of the Servicing Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof, (ii) that it has serviced the Mortgage Loans in accordance with the terms of the Purchase Agreements and (iii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans.

     5. In accordance with Sections 2.03 and 9.01 of the Servicing Agreement, the Assignor hereby instructs Wells Fargo Bank, and Wells Fargo Bank hereby agrees, to release from its custody and deliver the Custodial Mortgage File (as defined in the Servicing Agreement) for each Mortgage Loan to the Assignee, or a custodian on its behalf under the Pooling Agreement, at the address set forth in
Section 8 herein on or before the closing date of the related Securitization Transaction (as defined in the Servicing Agreement).

     6. Wells Fargo Bank, BAFC and the Assignee hereby agree to the following modifications to the Servicing Agreement:

     a. Article I. Article I is hereby modified by replacing the definition of "Servicing Fee Rate" with the following:

          "With respect to each Mortgage Loan, 0.250% per annum."

     b. Section 4.02. Section 4.02 is hereby modified by deleting the phrase "of the Company's intention to do so" and replacing it with the phrase "via the monthly reports as identified in Section 5.02, that foreclosure proceedings have commenced."

     c. Section 4.10. Section 4.10 is hereby modified by deleting the following language from the fourth paragraph: "and if the Mortgagor does not obtain such coverage, the Servicer shall immediately force place the required coverage on the Mortgagor's behalf."

     d. Section 4.13. Section 4.13 is hereby deleted in its entirety and replaced with the following:

          "The Company or its agent shall inspect the Mortgaged Property as often as is reasonably deemed necessary by the Company in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer, to assure itself that the value of the Mortgaged Property is being preserved. The Company shall keep a record of each such inspection and, upon request, shall provide the Purchaser with an electronic report of each such inspection."

     e.   Section 5.02. Section 5.02 is hereby modified to read as follows:

          "Not later than the tenth (10th) calendar day of each month, the Company shall furnish to the Master Servicer a delinquency report in the form set forth in Exhibit G-1, a monthly remittance advice in the form set forth in Exhibit G-2, and a realized loss report in the form set forth in Exhibit G-3, each in a mutually agreeable electronic format, as to the remittance on such Remittance Date and as to the period ending on the last day of the month preceding such Remittance Date. The information required by Exhibit G-1 is limited to that which is readily available to the Company and is mutually agreed to by the Company and the Master Servicer."

          The exhibits referenced in this Section 6(e) are attached to this Agreement as Exhibit B hereto.

     f. Section 6.05. Section 6.05 is hereby modified by deleting such section in its entirety and inserting "[Reserved]."

     g. Section 6.06. Section 6.06 is hereby modified by deleting the first paragraph in its entirety and replacing it with the following:

          "On or before March 1 of each calendar year, commencing in 2008, the Company shall:"

     h. Section 10.01. Section 10.01(ii) is hereby modified by inserting the following after the word "thirty (30)":

          "(or, in the case of any failure by the Company to perform its obligations under Section 6.04 or Section 6.06, ten (10))"

     i. Section 12.06. Section 12.06, subclause (i), is hereby amended by replacing the words "MAC X2401-042" with "MAC X2302-033" and by replacing "515/213-7121" with "515/324-3118."

     7. Wells Fargo Bank hereby agrees that, in connection with each Mortgage Loan of which the related Mortgage has been recorded in the name of MERS or its designee, it shall take all actions as are necessary to cause the Assignee (MERS ID #1001065), as trustee of the Trust pursuant to the Pooling Agreement, to be shown as the owner of such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

     8. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans, Purchase Agreements and the Servicing Agreement is:

                    U.S. Bank National Association
                    209 S. LaSalle Street, Suite 300
                    Chicago, Illinois 60604
                    Attention: Structured Finance Trust Services, BAFC 2007-4

     BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

                    Banc of America Funding Corporation
                    214 North Tryon Street
                    Charlotte, North Carolina 28255
                    Attention: General Counsel and Chief Financial Officer

     The  Master   Servicer's   address   for   purposes   of  all  notices  and
correspondence related to the Mortgage Loans is:

                    Wells Fargo Bank, N.A.
                    9062 Old Annapolis Road
                    Columbia, Maryland  21045
                    Attention: Client Manager - BAFC 2007-4

     9. Wells Fargo Bank shall remit all funds pursuant to the following wire instructions:

                    WELLS FARGO BANK, N.A.
                    ABA# 121000248
                    FOR CREDIT TO: SAS CLEARING, ACCT: 3970771416
                    FFC TO: BAFC 2007-4 #53150800

     10. Wells Fargo Bank hereby acknowledges that a REMIC election will be made with respect to the Mortgage Loans and that Wells Fargo Bank, N.A. has been appointed as the Master Servicer of the Mortgage Loans pursuant to the Pooling Agreement, and therefore has the right to enforce all obligations of Wells Fargo Bank, as they relate to the Mortgage Loans, under the Purchase Agreements and the Servicing Agreement. Such right will include, without limitation, the right to exercise any and all rights of the Assignor (but not the obligations) under the Purchase Agreements and the Servicing Agreement to monitor and enforce the obligations of Wells Fargo Bank thereunder, the right to receive all remittances required to be made by Wells Fargo Bank under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by Wells Fargo Bank under the Servicing Agreement, the right to examine the books and records of Wells Fargo Bank, as servicer, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by Wells Fargo Bank, as servicer.

     11. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by U.S. Bank National Association not individually or personally but solely as trustee on behalf of the Trust, in the exercise of the powers and authority conferred and vested in it under the terms of the Pooling Agreement, and (ii) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust (including, without limitation, any fees, expenses or indemnities payable under the Purchase Agreements and the Servicing Agreement), or be liable for the breach or failure of any obligation, representation, warranty or covenant of the Trust under this Agreement or any other related documents, as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the Pooling Agreement.

                               [Signatures Follow]

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.


                                                     Bank of America, National Association,
                                                     as Assignor


                                                     By:      /s/ Bruce W. Good
                                                        --------------------------------
                                                     Name:  Bruce W. Good
                                                     Title: Principal


                                                     U.S. Bank National
                                                     Association, as Assignee


                                                     By:      /s/ Melissa A. Rosal
                                                        --------------------------------
                                                     Name:    Melissa A. Rosal
                                                     Title:   Vice President


                                                     Banc of America Funding Corporation


                                                     By:      /s/ Scott Evans
                                                        --------------------------------
                                                     Name:  Scott Evans
                                                     Title: Senior Vice President


                                                     Wells Fargo Bank, N.A., as servicer


                                                     By:      /s/ Gretchen E. Leff
                                                        --------------------------------
                                                     Name:  Gretchen E. Leff
                                                     Title: Assistant Vice President


Acknowledged and Agreed as
of the date first written above:



Wells Fargo Bank, N.A., as Master Servicer


By:      /s/ Darron Woodus
   --------------------------------
Name:    Darron Woodus
Title:   Assistant Vice President

                                    EXHIBIT A

                           Schedule of Mortgage Loans

                [Please see the Free Writing Prospectus filed and
                     accepted by the Securities and Exchange
                    Commission on May 30, 2007, with a filing
                    date of May 30, 2007 and accession number
                             0001379434-07-000105.]

                                    EXHIBIT B


            Exhibit G-1 Standard File Layout - Delinquency Reporting

     *The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer

---------------------------------------------------------------------------------------------------------------- --------------- ---

Column/Header Name                             Description                                        Decimal      Format Comment
---------------------------------------------------------------------------------------------------------------- --------------- ---

SERVICER_LOAN_NBR             A unique number assigned to a loan by the Servicer.  This
                              may be different than the LOAN_NBR
---------------------------------------------------------------------------------------------------------------- --------------- ---

LOAN_NBR                      A unique identifier assigned to each loan by the originator.
---------------------------------------------------------------------------------------------------------------- --------------- ---

CLIENT_NBR                    Servicer Client Number
---------------------------------------------------------------------------------------------------------------- --------------- ---

SERV_INVESTOR_NBR             Contains a unique  number as assigned  by an external servicer to identify a group of loans in their system.
---------------------------------------------------------------------------------------------------------------- --------------- ---

BORROWER_FIRST_NAME           First Name of the Borrower.
---------------------------------------------------------------------------------------------------------------- --------------- ---

BORROWER_LAST_NAME            Last name of the borrower.
---------------------------------------------------------------------------------------------------------------- --------------- ---

PROP_ADDRESS                  Street Name and Number of Property
---------------------------------------------------------------------------------------------------------------- --------------- ---

PROP_STATE                    The state where the  property located.
---------------------------------------------------------------------------------------------------------------- --------------- ---

PROP_ZIP                      Zip code where the property is located.
---------------------------------------------------------------------------------------------------------------- --------------- ---

BORR_NEXT_PAY_DUE_DATE        The date that the borrower's next payment is due to the                             MM/DD/YYYY
                              servicer at the end of processing cycle, as reported by Servicer.
---------------------------------------------------------------------------------------------------------------- --------------- ---

LOAN_TYPE                     Loan Type (i.e. FHA, VA, Conv)
---------------------------------------------------------------------------------------------------------------- --------------- ---

BANKRUPTCY_FILED_DATE         The date a particular bankruptcy claim was filed.                                   MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------- --------------- ---

BANKRUPTCY_CHAPTER_CODE       The chapter under which the bankruptcy was filed.
------------------------------------------------------------ -----------------------------------------------------------------------

BANKRUPTCY_CASE_NBR           The case number assigned by the court to the bankruptcy
filing.
------------------------------------------------------------ -----------------------------------------------------------------------

POST_PETITION_DUE_DATE        The payment due date once the bankruptcy has been approved by                       MM/DD/YYYY
                              the courts
------------------------------------------------------------ -----------------------------------------------------------------------

BANKRUPTCY_DCHRG_DISM_DATE    The Date The Loan Is Removed From Bankruptcy. Either by Dismissal,                  MM/DD/YYYY
                              Discharged and/or a Motion For Relief Was Granted.
------------------------------------------------------------ -----------------------------------------------------------------------

LOSS_MIT_APPR_DATE            The Date The Loss Mitigation Was Approved By The Servicer                           MM/DD/YYYY
------------------------------------------------------------ -----------------------------------------------------------------------

LOSS_MIT_TYPE                 The Type Of Loss Mitigation Approved For A Loan Such As;
------------------------------------------------------------ -----------------------------------------------------------------------

LOSS_MIT_ACT_COMP_DATE        The Date The Loss Mitigation Is Actually Completed                                  MM/DD/YYYY
------------------------------------------------------------ -----------------------------------------------------------------------

ATTORNEY_REFERRAL_DATE        Date File Was Referred To Attorney to Pursue Foreclosure                            MM/DD/YYYY
------------------------------------------------------------ -----------------------------------------------------------------------

FIRST_LEGAL_DATE              Notice of 1st legal filed by an Attorney in a Foreclosure Action                    MM/DD/YYYY
------------------------------------------------------------ -----------------------------------------------------------------------

FRCLSR_SALE_EXPECTED_DATE     The date by which a foreclosure sale is expected to occur.                          MM/DD/YYYY
------------------------------------------------------------ -----------------------------------------------------------------------

FRCLSR_SALE_DATE              The actual date of the foreclosure sale.                                            MM/DD/YYYY
------------------------------------------------------------ -----------------------------------------------------------------------

FRCLSR_SALE_AMT               The amount a property sold for at the foreclosure sale.              2              No commas(,) or
                                                                                                                  dollar signs ($)
------------------------------------------------------------ -----------------------------------------------------------------------

EVICTION_START_DATE           The date the servicer initiates eviction of the borrower.                           MM/DD/YYYY
------------------------------------------------------------ -----------------------------------------------------------------------

EVICTION_COMPLETED_DATE       The date the court revokes legal possession of the property                         MM/DD/YYYY
                              from the borrower.
------------------------------------------------------------ -----------------------------------------------------------------------

LIST_PRICE                    The price at which an REO property is marketed.                      2              No commas(,) or
                                                                                                                  dollar signs ($)
------------------------------------------------------------ -----------------------------------------------------------------------


                                       B-1

------------------------------ ---------------------------------------------------------------------------------- --------------- --

LIST_DATE                     The date an REO property is listed at a particular price.                           MM/DD/YYYY
------------------------------ ---------------------------------------------------------------------------------- --------------- --

OFFER_AMT                     The dollar value of an offer for an REO property.                    2              No commas(,) or
                                                                                                                  dollar signs ($)
------------------------------ ---------------------------------------------------------------------------------- --------------- --

OFFER_DATE_TIME               The date an offer is received by DA Admin or by the Servicer.                       MM/DD/YYYY
------------------------------ ---------------------------------------------------------------------------------- --------------- --

REO_CLOSING_DATE              The date the REO sale of the property is scheduled to close.                        MM/DD/YYYY
------------------------------ --------------------------------------------------------------------------------- --------------- ---

REO_ACTUAL_CLOSING_DATE       Actual Date Of REO Sale                                                             MM/DD/YYYY
------------------------------ ---------------------------------------------------------------------------------- --------------- --

OCCUPANT_CODE                 Classification of how the property is occupied.
------------------------------ ---------------------------------------------------------------------------------- --------------- --

PROP_CONDITION_CODE           A code that indicates the condition of the property.
------------------------------------------------------------ -----------------------------------------------------------------------

PROP_INSPECTION_DATE          The date a  property inspection is performed.                                       MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------- --------------- ----

APPRAISAL_DATE                The date the appraisal was done.                                                    MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------- --------------- ----

CURR_PROP_VAL                 The current "as is" value of the property based on brokers           2
                              price opinion or appraisal.
--------------------------------------------------------------------------------------------------------------- --------------- ----

REPAIRED_PROP_VAL             The amount the property would be worth if repairs are                2
                              completed pursuant to a broker's price opinion or appraisal.
--------------------------------------------------------------------------------------------------------------- --------------- ----

If applicable:
--------------------------------------------------------------------------------------------------------------- --------------- ----

DELINQ_STATUS_CODE            FNMA Code Describing Status of Loan
--------------------------------------------------------------------------------------------------------------- --------------- ----

DELINQ_REASON_CODE            The circumstances which caused a borrower to stop
                              paying on a loan. Code indicates the reason why the loan
                              is in default for this cycle.
--------------------------------------------------------------------------------------------------------------- --------------- ----

MI_CLAIM_FILED_DATE           Date Mortgage Insurance Claim Was Filed With Mortgage                               MM/DD/YYYY
                              Insurance Company.
--------------------------------------------------------------------------------------------------------------- --------------- ----

MI_CLAIM_AMT                  Amount of Mortgage Insurance Claim Filed                                            No commas(,) or
                                                                                                                  dollar signs ($)
--------------------------------------------------------------------------------------------------------------- --------------- ----

MI_CLAIM_PAID_DATE            Date Mortgage Insurance Company Disbursed Claim Payment                             MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------- --------------- ----

MI_CLAIM_AMT_PAID             Amount Mortgage Insurance Company Paid On Claim                      2              No commas(,) or
                                                                                                                  dollar signs ($)
--------------------------------------------------------------------------------------------------------------- --------------- ----

POOL_CLAIM_FILED_DATE         Date Claim Was Filed With Pool Insurance Company                                    MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------- --------------- ----

POOL_CLAIM_AMT                Amount of Claim Filed With Pool Insurance Company                    2              No commas(,) or
                                                                                                                  dollar signs ($)
--------------------------------------------------------------------------------------------------------------- --------------- ----

POOL_CLAIM_PAID_DATE          Date Claim Was Settled and The Check Was Issued By The Pool Insurer                 MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------- --------------- ----

POOL_CLAIM_AMT_PAID           Amount Paid On Claim By Pool Insurance Company                       2              No commas(,) or
                                                                                                                  dollar signs ($)
--------------------------------------------------------------------------------------------------------------- --------------- ----

FHA_PART_A_CLAIM_FILED_DATE   Date FHA Part A Claim Was Filed With HUD                                            MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------- --------------- ----

FHA_PART_A_CLAIM_AMT          Amount of FHA Part A Claim Filed                                     2              No commas(,) or
                                                                                                                  dollar signs ($)
--------------------------------------------------------------------------------------------------------------- --------------- ----

FHA_PART_A_CLAIM_PAID_DATE    Date HUD Disbursed Part A Claim Payment                                             MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------- --------------- ----

FHA_PART_A_CLAIM_PAID_AMT     Amount HUD Paid on Part A Claim                                      2              No commas(,) or
                                                                                                                  dollar signs ($)
--------------------------------------------------------------------------------------------------------------- --------------- ----

FHA_PART_B_CLAIM_FILED_DATE    Date FHA Part B Claim Was Filed With HUD                                           MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------- --------------- ----

FHA_PART_B_CLAIM_AMT           Amount of FHA Part B Claim Filed                                    2              No commas(,) or
                                                                                                                  dollar signs ($)
--------------------------------------------------------------------------------------------------------------- --------------- ----

FHA_PART_B_CLAIM_PAID_DATE    Date HUD Disbursed Part B Claim Payment                                             MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------- --------------- ----

FHA_PART_B_CLAIM_PAID_AMT     Amount HUD Paid on Part B Claim                                      2              No commas(,) or
                                                                                                                  dollar signs ($)
--------------------------------------------------------------------------------------------------------------- --------------- ----


                                       B-2

--------------------------------------------------------------------------------------------------------------- --------------- ----

VA_CLAIM_FILED_DATE           Date VA Claim Was Filed With the                                                    MM/DD/YYYY
                              Veterans Admin
--------------------------------------------------------------------------------------------------------------- --------------- ----

VA_CLAIM_PAID_DATE            Date Veterans Admin. Disbursed VA Claim Payment                                     MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------- --------------- ----

VA_CLAIM_PAID_AMT             Amount Veterans Admin. Paid on VA Claim                               2             No commas(,) or
                                                                                                                  dollar signs ($)
--------------------------------------------------------------------------------------------------------------- --------------- ----





Exhibit G-1: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
        o ASUM- Approved Assumption
        o BAP- Borrower Assistance Program
        o CO- Charge Off
        o DIL- Deed-in-Lieu
        o FFA- Formal Forbearance Agreement
        o MOD- Loan Modification
        o PRE- Pre-Sale
        o SS- Short Sale
        o MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
        o Mortgagor
        o Tenant
        o Unknown
        o Vacant

The Property Condition field should show the last reported condition of the property as follows:
        o Damaged
        o Excellent
        o Fair
        o Gone
        o Good
        o Poor
        o Special Hazard
        o Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

---------------------------- ---------------------------------------------------
Delinquency Code             Delinquency Description
---------------------------- ---------------------------------------------------
001                          FNMA-Death of principal mortgagor
---------------------------- ---------------------------------------------------
002                          FNMA-Illness of principal mortgagor
---------------------------- ---------------------------------------------------
003                          FNMA-Illness of mortgagor's family member
---------------------------- ---------------------------------------------------
004                          FNMA-Death of mortgagor's family member
---------------------------- ---------------------------------------------------
005                          FNMA-Marital difficulties
---------------------------- ---------------------------------------------------
006                          FNMA-Curtailment of income
---------------------------- ---------------------------------------------------
007                          FNMA-Excessive Obligation
---------------------------- ---------------------------------------------------
008                          FNMA-Abandonment of property
---------------------------- ---------------------------------------------------
009                          FNMA-Distant employee transfer
---------------------------- ---------------------------------------------------
011                          FNMA-Property problem
---------------------------- ---------------------------------------------------
012                          FNMA-Inability to sell property
---------------------------- ---------------------------------------------------
013                          FNMA-Inability to rent property
---------------------------- ---------------------------------------------------
014                          FNMA-Military Service
---------------------------- ---------------------------------------------------
015                          FNMA-Other
---------------------------- ---------------------------------------------------
016                          FNMA-Unemployment
---------------------------- ---------------------------------------------------
017                          FNMA-Business failure
---------------------------- ---------------------------------------------------
019                          FNMA-Casualty loss
---------------------------- ---------------------------------------------------
022                          FNMA-Energy environment costs
---------------------------- ---------------------------------------------------
023                          FNMA-Servicing problems
---------------------------- ---------------------------------------------------
026                          FNMA-Payment adjustment
---------------------------- ---------------------------------------------------
027                          FNMA-Payment dispute
---------------------------- ---------------------------------------------------
029                          FNMA-Transfer of ownership pending
---------------------------- ---------------------------------------------------
030                          FNMA-Fraud
---------------------------- ---------------------------------------------------
031                          FNMA-Unable to contact borrower
---------------------------- ---------------------------------------------------
INC                          FNMA-Incarceration
---------------------------- ---------------------------------------------------

The FNMA Delinquent Status Code field should show the Status of Default as follows:

------------------------------- ------------------------------------------------
     Status Code                Status Description
------------------------------- ------------------------------------------------
          09                    Forbearance
------------------------------- ------------------------------------------------
          17                    Pre-foreclosure Sale Closing Plan Accepted
------------------------------- ------------------------------------------------
          24                    Government Seizure
------------------------------- ------------------------------------------------
          26                    Refinance
------------------------------- ------------------------------------------------
          27                    Assumption
------------------------------- ------------------------------------------------
          28                    Modification
------------------------------- ------------------------------------------------
          29                    Charge-Off
------------------------------- ------------------------------------------------
          30                    Third Party Sale
------------------------------- ------------------------------------------------
          31                    Probate
------------------------------- ------------------------------------------------
          32                    Military Indulgence
------------------------------- ------------------------------------------------
          43                    Foreclosure Started
------------------------------- ------------------------------------------------
          44                    Deed-in-Lieu Started
------------------------------- ------------------------------------------------
          49                    Assignment Completed
------------------------------- ------------------------------------------------
          61                    Second Lien Considerations
------------------------------- ------------------------------------------------
          62                    Veteran's Affairs-No Bid
------------------------------- ------------------------------------------------
          63                    Veteran's Affairs-Refund
------------------------------- ------------------------------------------------
          64                    Veteran's Affairs-Buydown
------------------------------- ------------------------------------------------
          65                    Chapter 7 Bankruptcy
------------------------------- ------------------------------------------------
          66                    Chapter 11 Bankruptcy
------------------------------- ------------------------------------------------
          67                    Chapter 13 Bankruptcy
------------------------------- ------------------------------------------------

             Exhibit G-2: Standard File Layout - Scheduled/Scheduled

---------------------------------------------- ----------------------------------------------------------------- ------------- -----
                                                                                                                            Max
Column Name                Description                                                    Decimal     Format Comment        Size

---------------------------------------------------------------------------------------------------------------- ------------- -----
Each file requires the following fields:
------------------------------------------------------------------------------------------ ------------- ---------------------------
SER_INVESTOR_NBR         A value assigned by the Servicer to define a group of loans.                 Text up to 20 digits
                                                                                                                             20
------------------------------------------------------------------------------------------ ------------- ---------------------------
LOAN_NBR                 A unique identifier assigned to each loan by the investor.                   Text up to 10 digits
                                                                                                                             10
------------------------------------------------------------------------------------------ ------------- ---------------------------
SERVICER_LOAN_NBR        A unique number assigned to a loan by the Servicer.  This may                Text up to 10 digits
                         be different than the LOAN_NBR.                                                                     10
------------------------------------------------------------------------------------------ ------------- ---------------------------
SCHED_PAY_AMT            Scheduled monthly principal and scheduled interest payment that     2        No commas(,) or dollar
                         a borrower is expected to pay, P&I constant.                                 signs ($)              11
------------------------------------------------------------------------------------------ ------------- ---------------------------
NOTE_INT_RATE            The loan interest rate as reported by the Servicer.                 4        Max length of 6
                                                                                                                             6
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
NET_INT_RATE             The loan gross interest rate less the service fee rate as           4        Max length of 6
                         reported by the Servicer.                                                                           6
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
SERV_FEE_RATE            The servicer's fee rate for a loan as reported by the Servicer.     4        Max length of 6
                                                                                                                             6
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
SERV_FEE_AMT             The servicer's fee amount for a loan as reported by the             2        No commas(,) or dollar
                         Servicer.                                                                    signs ($)              11
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
NEW_PAY_AMT              The new loan payment amount as reported by the Servicer.            2        No commas(,) or dollar
                                                                                                      signs ($)              11
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
NEW_LOAN_RATE            The new loan rate as reported by the Servicer.                      4        Max length of 6
                                                                                                                             6
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
ARM_INDEX_RATE           The index the Servicer is using to calculate a forecasted rate.     4        Max length of 6
                                                                                                                             6
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
ACTL_BEG_PRIN_BAL        The borrower's actual principal balance at the beginning of the     2        No commas(,) or dollar
                         processing cycle.                                                            signs ($)              11
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
ACTL_END_PRIN_BAL        The borrower's actual principal balance at the end of the           2        No commas(,) or dollar
                         processing cycle.                                                            signs ($)              11
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
BORR_NEXT_PAY_DUE_DATE   The date at the end of processing cycle that the borrower's                  MM/DD/YYYY
                         next payment is due to the Servicer, as reported by Servicer.                                       10
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
SERV_CURT_AMT_1          The first curtailment amount to be applied.                         2        No commas(,) or dollar
                                                                                                      signs ($)              11
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
SERV_CURT_DATE_1         The curtailment date associated with the first curtailment                   MM/DD/YYYY
                         amount. 10
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
CURT_ADJ_ AMT_1          The curtailment interest on the first curtailment amount, if        2        No commas(,) or dollar
                         applicable.                                                                  signs ($)              11
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
SERV_CURT_AMT_2          The second curtailment amount to be applied.                        2        No commas(,) or dollar
                                                                                                      signs ($)              11
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
SERV_CURT_DATE_2         The curtailment date associated with the second curtailment                  MM/DD/YYYY
                         amount. 10
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
CURT_ADJ_ AMT_2          The curtailment interest on the second curtailment amount, if       2        No commas(,) or dollar
                         applicable.                                                                  signs ($)              11
------------------------------------------------------------------------------------------ ---- ----------------------------- ------


                                      B-7

------------------------------------------------------------------------------------------ ------------- ---------------------------
Exhibit 1: Continued     Standard Loan Level File Layout

------------------------------------------------------------------------------------------ ------------- ---------------------------
Column Name              Description                                                       Decimal       Format Comment       Max
                                                                                                                             Size
------------------------------------------------------------------------------------------ ------------- ---------------------------
SERV_CURT_AMT_3          The third curtailment amount to be applied.                         2        No commas(,) or dollar
                                                                                                      signs ($)              11
----------------------------------------------------------------------------------------- ---- ----------------------------- -------
SERV_CURT_DATE_3         The curtailment date associated with the third curtailment                   MM/DD/YYYY
                         amount.                                                                                             10
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
CURT_ADJ_AMT_3           The curtailment interest on the third curtailment amount, if        2        No commas(,) or dollar
                         applicable.                                                                  signs ($)              11
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
PIF_AMT                  The loan "paid in full" amount as reported by the Servicer.         2        No commas(,) or dollar
                                                                                                      signs ($)              11
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
PIF_DATE                 The paid in full date as reported by the Servicer.                           MM/DD/YYYY
                                                                                                                             10
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
                                                                                                      Action Code Key:
ACTION_CODE              The standard FNMA numeric code used to indicate the                          15=Bankruptcy,         2
                         default/delinquent status of a particular loan.                              30=Foreclosure,
                                                                                                      60=PIF, 63=Substitution,
                                                                                                      65=Repurchase,70=REO
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
INT_ADJ_AMT              The amount of the interest adjustment as reported by the            2        No commas(,) or dollar
                         Servicer.                                                                    signs ($)              11
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor Adjustment amount, if applicable.            2        No commas(,) or dollar
                                                                                                      signs ($)              11
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount, if applicable.                     2        No commas(,) or dollar
                                                                                                      signs ($)              11
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
LOAN_LOSS_AMT            The amount the Servicer is passing as a loss, if applicable.        2        No commas(,) or dollar
                                                                                                      signs ($)              11
---------------------------------------------- -------------------------------------------------------- ------------- --------------
Plus the following applicable fields:
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
SCHED_BEG_PRIN_BAL       The scheduled outstanding principal amount due at the beginning     2        No commas(,) or dollar
                         of the cycle date to be passed through to investors.                         signs ($)              11
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
SCHED_END_PRIN_BAL       The scheduled principal balance due to investors at the end of      2        No commas(,) or dollar
                         a processing cycle.                                                          signs ($)              11
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
SCHED_PRIN_AMT           The scheduled principal amount as reported by the Servicer for      2        No commas(,) or dollar
                         the current cycle -- only applicable for Scheduled/Scheduled                 signs ($)              11
                         Loans.
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
SCHED_NET_INT            The scheduled gross interest amount less the service fee amount     2        No commas(,) or dollar
                         for the current cycle as reported by the Servicer -- only                    signs ($)              11
                         applicable for Scheduled/Scheduled Loans.
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
ACTL_PRIN_AMT            The actual principal amount collected by the Servicer for the       2        No commas(,) or dollar
                         current reporting cycle -- only applicable for Actual/Actual                 signs ($)              11
                         Loans.
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
ACTL_NET_INT             The actual gross interest amount less the service fee amount        2        No commas(,) or dollar
                         for the current reporting cycle as reported by the Servicer --               signs ($)              11
                         only applicable for Actual/Actual Loans.
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
PREPAY_PENALTY_ AMT      The penalty amount received when a borrower prepays on his loan     2        No commas(,) or dollar
                         as reported by the Servicer.                                                 signs ($)              11
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
PREPAY_PENALTY_ WAIVED   The prepayment penalty amount for the loan waived by the            2        No commas(,) or dollar
                         servicer.                                                                    signs ($)              11
------------------------------------------------------------------------------------------ ---- ----------------------------- ------


                                      B-8

------------------------------------------------------------------------------------------ ------------- ---------------------------

Exhibit 1: Continued     Standard Loan Level File Layout
------------------------------------------------------------------------------------------ ------------- ---------------------------
                                                                                                                              Max
Column Name              Description                                                       Decimal     Format Comment         Size
------------------------------------------------------------------------------------------ ------------- ---------------------------

MOD_DATE                 The Effective Payment Date of the Modification for the loan.                 MM/DD/YYYY              10
------------------------------------------------------------------------------------------ ----------- -----------------------------

MOD_TYPE                 The Modification Type.                                                       Varchar - value can     30
                                                                                                      be alpha or numeric
------------------------------------------------------------------------------------------ ------------- ---------------------------

DELINQ_P&I_ADVANCE_AMT   The current outstanding principal and interest advances made by     2        No commas(,) or dollar  11
                         Servicer.                                                                    signs ($)
------------------------------------------------------------------------------------------ ------------- ---------------------------

                         Flag to indicate if the repurchase of a loan is due to a breach                 Y=Breach              1
                         of Representations and Warranties
BREACH_FLAG                                                                                              N=NO Breach
                                                                                                         Let blank if N/A
------------------------------------------------------------------------------------------ ------------- ---------------------------

Exhibit G-3: Calculation of Realized Loss/Gain Form 332- Instruction Sheet

     NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

     The numbers on the 332 form correspond with the numbers listed below.

     Liquidation and Acquisition Expenses:

     1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     4-12. Complete  as  applicable.  Required  documentation:

               * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

               * For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)

               * Other expenses - copies of corporate advance history showing all payments

               * REO repairs > $1500 require explanation

               * REO repairs >$3000 require evidence of at least 2 bids.

               * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Servicing Officer certification

               *   Unusual   or   extraordinary   items  may   require   further
          documentation.

     13.  The total of lines 1 through 12.

     Credits:

     14-21. Complete as applicable. Required documentation:

               * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.

               * Copy of EOB for any MI or gov't guarantee * All other credits need to be clearly defined on the 332 form

     22.  The total of lines 14 through 21.

     Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

     Total Realized Loss (or Amount of Any Gain)

     23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit 3A: Calculation of Realized Loss/Gain Form 332



    Prepared by:  __________________                     Date:  _______________
     Phone:  ______________________   Email Address:_____________________


-------------------------     ------------------     ---------------------------
Servicer Loan No.             Servicer Name          Servicer Address

-------------------------     ------------------     ---------------------------

 WELLS FARGO BANK, N.A. Loan No._____________________________

 Borrower's Name: ______________________________________________________
 Property Address: _____________________________________________________

 Liquidation Type:  REO Sale     3rd Party Sale       Short Sale    Charge Off

 Was this loan granted a Bankruptcy deficiency or cramdown       Yes         No
 If "Yes", provide deficiency or cramdown amount _______________________________

 Liquidation and Acquisition Expenses:
 (1)  Actual Unpaid Principal Balance of Mortgage Loan  $ _____________ (1)
 (2)  Interest accrued at Net Rate                      ________________(2)
 (3)  Accrued Servicing Fees                            ________________(3)
 (4)  Attorney's Fees                                   ________________(4)
 (5)  Taxes (see page 2)                                ________________(5)
 (6)  Property Maintenance                              _______________ (6)
 (7)  MI/Hazard Insurance Premiums (see page 2)         ________________(7)
 (8)  Utility Expenses                                  ________________(8)
 (9)  Appraisal/BPO                                     ________________(9)
 (10) Property Inspections                              ________________(10)
 (11) FC Costs/Other Legal Expenses                     ________________(11)
 (12) Other (itemize)                                   ________________(12)
          Cash for Keys__________________________       ________________(12)

          HOA/Condo Fees_______________________         ________________(12)
          ______________________________________        ________________(12)

          Total Expenses                                $ _______________(13)
 Credits:
 (14) Escrow Balance                                    $ _______________(14)
 (15) HIP Refund                                        ________________ (15)
 (16) Rental Receipts                                   ________________ (16)
 (17) Hazard Loss Proceeds                              ________________ (17)
 (18) Primary Mortgage Insurance / Gov't Insurance      ________________ (18a)
      HUD Part A
                                                        ________________
      (18b) HUD Part B
 (19) Pool Insurance Proceeds                           ________________ (19)
 (20) Proceeds from Sale of Acquired Property           ________________ (20)
 (21) Other (itemize)                                   ________________ (21)
      _________________________________________         ________________ (21)

      Total Credits                                     $________________(22)

 Total Realized Loss (or Amount of Gain)                $________________(23)

Escrow Disbursement Detail

------------------ ---------------- --------------------- ------------------ ------------------ ----------------- ------------------

        Type           Date Paid     Period of Coverage      Total Paid          Base Amount         Penalties         Interest
    (Tax /Ins.)
------------------ ---------------- --------------------- ------------------ ------------------ ----------------- ------------------

------------------ ---------------- --------------------- ------------------ ------------------ ----------------- ------------------

------------------ ---------------- --------------------- ------------------ ------------------ ----------------- ------------------

------------------ ---------------- --------------------- ------------------ ------------------ ----------------- ------------------

------------------ ---------------- --------------------- ------------------ ------------------ ----------------- ------------------

------------------ ---------------- --------------------- ------------------ ------------------ ----------------- ------------------

------------------ ---------------- --------------------- ------------------ ------------------ ----------------- ------------------

------------------ ---------------- --------------------- ------------------ ------------------ ----------------- ------------------

------------------ ---------------- --------------------- ------------------ ------------------ ----------------- ------------------



                                   APPENDIX I

                               Purchase Agreements

                            [Available upon request.]

                                   APPENDIX II

                               Servicing Agreement


              [Included as Exhibits 10.5(A) and (B) to the Current
                    Report on Form 8-K pursuant to which this
           Assignment, Assumption and Recognition Agreement is filed.]